UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

McDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 N. Eldridge Parkway, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

McDermott International, Inc. (“McDermott”) has received the private letter ruling that McDermott requested from the Internal Revenue Service (the “IRS”), relating to the proposed spin-off of The Babcock & Wilcox Company (“B&W”) to McDermott’s stockholders. In summary, the private letter ruling is to the effect that, subject to the qualifications and limitations set forth in the private letter ruling (and subject to the continuing accuracy of representations made by McDermott to the IRS in connection with the request for the private letter ruling), for U.S. federal income tax purposes, the spin-off will qualify under Section 355 of the Internal Revenue Code of 1986, as amended (the “Code”), and certain transactions related to the spin-off will qualify under Sections 355 and/or 368 of the Code.

McDermott and B&W are continuing to work to satisfy all the conditions to the spin-off transaction, including obtaining applicable governmental approvals. McDermott currently expects that the spin-off transaction will be completed in the third quarter of 2010.

Although a private letter ruling from the IRS generally is binding on the IRS, if the factual representations or assumptions made by McDermott in the private letter ruling request are inaccurate or incomplete in any material respect, McDermott will not be able to rely on the private letter ruling. Furthermore, the IRS will not rule on whether the distribution satisfies certain requirements necessary to qualify under Section 355 of the Code or to obtain tax-free treatment to McDermott and its stockholders under Section 355 of the Code. Rather, the private letter ruling is based on representations by McDermott that these requirements have been satisfied, and any inaccuracy in such representations could invalidate the private letter ruling.

The forgoing summary of the private letter ruling does not discuss all the tax considerations that may be relevant to McDermott stockholders in light of their particular circumstances, nor does it address the consequences to McDermott stockholders subject to special treatment under the U.S. federal income tax laws.

MCDERMOTT STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL, STATE AND LOCAL AND FOREIGN TAX CONSEQUENCES OF THE SPIN-OFF TO THEM.

Forward Looking Statements

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, McDermott cautions that statements in this press release, which are forward-looking and provide other than historical information, involve risks and uncertainties that may impact McDermott’s actual results of operations or may otherwise be material. These forward-looking statements include statements about the timing of the completion of the spin-off and the tax-free nature of the spin-off distribution and certain related transactions. Although we believe that the expectations reflected in those forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous uncertainties and risks, including that the spin-off distribution may not be completed as anticipated or at all and delays or other difficulties in obtaining governmental approvals and completing the distribution may be experienced. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected, projected or implied. For a more complete discussion of these and other risk factors, please see McDermott’s annual and quarterly filings with the Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q and B&W’s Registration Statement on Form 10 filed with the Securities and Exchange Commission. This filing reflects management’s views as of June 1, 2010. Except to the extent required by applicable law, McDermott undertakes no obligation to update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/S/ DENNIS S. BALDWIN
Dennis S. Baldwin
Vice President and Chief Accounting Officer

June 1, 2010

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